                                                                    EXHIBIT 99.2

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[189,898,920] (APPROXIMATE)
                          PUBLICLY OFFERED CERTIFICATES
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2004-AA1

                                  [SURF LOGO]

                            LITTON LOAN SERVICING, LP
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                [OCTOBER 4, 2004]

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

SURF 04-AA1_COMPMAT - PRICE/YIELD - A1                                   TO CALL

Balance      $30,449,000.00     Delay             24      WAC(1)    5.445309833         WAM(1)   173
Coupon                    5     Dated        10/1/04      NET(1)        5.19531        WALA(1)     5
Settle             10/27/04     First       11/25/04
                                Payment

 PREPAY              80 PPC          90 PPC          100 PPC         110 PPC          125 PPC        150 PPC        200 PPC
  PRICE               YIELD           YIELD           YIELD           YIELD            YIELD          YIELD          YIELD
---------         -------------   -------------   -------------   -------------    -------------  -------------  -------------
100.40625                  4.82            4.81            4.79            4.77             4.74           4.68           4.57
100.43750                  4.82            4.80            4.78            4.76             4.72           4.67           4.55
100.46875                  4.81            4.79            4.77            4.74             4.71           4.65           4.53
100.50000                  4.80            4.78            4.75            4.73             4.70           4.64           4.51
100.53125                  4.79            4.77            4.74            4.72             4.68           4.62           4.48
100.56250                  4.78            4.76            4.73            4.71             4.67           4.61           4.46
100.59375                  4.77            4.74            4.72            4.70             4.66           4.59           4.44
100.62500                  4.76            4.73            4.71            4.68             4.64           4.57           4.42
100.65625                  4.75            4.72            4.70            4.67             4.63           4.56           4.40
100.68750                  4.74            4.71            4.69            4.66             4.62           4.54           4.38
100.71875                  4.73            4.70            4.68            4.65             4.60           4.53           4.36
100.75000                  4.72            4.69            4.67            4.64             4.59           4.51           4.34
100.78125                  4.71            4.68            4.65            4.62             4.58           4.50           4.32
100.81250                  4.70            4.67            4.64            4.61             4.57           4.48           4.30
100.84375                  4.69            4.66            4.63            4.60             4.55           4.47           4.28
100.87500                  4.68            4.65            4.62            4.59             4.54           4.45           4.26
100.90625                  4.67            4.64            4.61            4.58             4.53           4.44           4.24
100.93750                  4.66            4.63            4.60            4.57             4.51           4.42           4.22
100.96875                  4.65            4.62            4.59            4.55             4.50           4.41           4.20
101.00000                  4.64            4.61            4.58            4.54             4.49           4.39           4.18
101.03125                  4.64            4.60            4.57            4.53             4.47           4.37           4.16
101.06250                  4.63            4.59            4.56            4.52             4.46           4.36           4.14
101.09375                  4.62            4.58            4.54            4.51             4.45           4.34           4.12
101.12500                  4.61            4.57            4.53            4.49             4.43           4.33           4.10
101.15625                  4.60            4.56            4.52            4.48             4.42           4.31           4.08
101.18750                  4.59            4.55            4.51            4.47             4.41           4.30           4.06
101.21875                  4.58            4.54            4.50            4.46             4.39           4.28           4.04
101.25000                  4.57            4.53            4.49            4.45             4.38           4.27           4.02
101.28125                  4.56            4.52            4.48            4.44             4.37           4.25           4.00
101.31250                  4.55            4.51            4.47            4.42             4.36           4.24           3.98
101.34375                  4.54            4.50            4.46            4.41             4.34           4.22           3.96

Mod Durn                   3.26            3.02            2.80            2.61             2.35           2.01           1.53
WAL                        3.84            3.51            3.22            2.97             2.64           2.22           1.65
Principal Window  Nov04 - Apr16   Nov04 - Feb15   Nov04 - Mar14   Nov04 - May13    Nov04 - Apr12  Nov04 - Jan11  Nov04 - Apr09

SURF 04-AA1_COMPMAT - PRICE/YIELD - A1                               TO MATURITY

Balance      $30,449,000.00     Delay                  24   WAC(1)    5.445309833    WAM(1)  173
Coupon                    5     Dated             10/1/04   NET(1)        5.19531    WALA(1)   5
Settle             10/27/04     First Payment    11/25/04

 PREPAY              80 PPC           90 PPC          100 PPC         110 PPC          125 PPC        150 PPC        200 PPC
  PRICE               YIELD            YIELD           YIELD           YIELD            YIELD          YIELD          YIELD
---------         -------------    ------------    ------------    ------------     ------------  -------------  -------------
100.40625                  4.83             4.81            4.79            4.77             4.74           4.69           4.58
100.43750                  4.82             4.80            4.78            4.76             4.73           4.68           4.56
100.46875                  4.81             4.79            4.77            4.75             4.72           4.66           4.54
100.50000                  4.80             4.78            4.76            4.74             4.71           4.65           4.52
100.53125                  4.79             4.77            4.75            4.73             4.69           4.63           4.50
100.56250                  4.78             4.76            4.74            4.72             4.68           4.62           4.48
100.59375                  4.77             4.75            4.73            4.70             4.67           4.60           4.46
100.62500                  4.76             4.74            4.72            4.69             4.65           4.59           4.44
100.65625                  4.75             4.73            4.71            4.68             4.64           4.57           4.42
100.68750                  4.74             4.72            4.69            4.67             4.63           4.56           4.40
100.71875                  4.73             4.71            4.68            4.66             4.62           4.54           4.38
100.75000                  4.72             4.70            4.67            4.65             4.60           4.53           4.36
100.78125                  4.71             4.69            4.66            4.63             4.59           4.51           4.34
100.81250                  4.70             4.68            4.65            4.62             4.58           4.50           4.32
100.84375                  4.69             4.67            4.64            4.61             4.57           4.48           4.30
100.87500                  4.69             4.66            4.63            4.60             4.55           4.47           4.28
100.90625                  4.68             4.65            4.62            4.59             4.54           4.45           4.26
100.93750                  4.67             4.64            4.61            4.58             4.53           4.44           4.24
100.96875                  4.66             4.63            4.60            4.56             4.51           4.42           4.22
101.00000                  4.65             4.62            4.59            4.55             4.50           4.41           4.20
101.03125                  4.64             4.61            4.58            4.54             4.49           4.39           4.18
101.06250                  4.63             4.60            4.56            4.53             4.48           4.38           4.16
101.09375                  4.62             4.59            4.55            4.52             4.46           4.36           4.14
101.12500                  4.61             4.58            4.54            4.51             4.45           4.35           4.12
101.15625                  4.60             4.57            4.53            4.50             4.44           4.33           4.10
101.18750                  4.59             4.56            4.52            4.48             4.43           4.32           4.08
101.21875                  4.58             4.55            4.51            4.47             4.41           4.30           4.06
101.25000                  4.57             4.54            4.50            4.46             4.40           4.29           4.04
101.28125                  4.56             4.53            4.49            4.45             4.39           4.27           4.02
101.31250                  4.55             4.52            4.48            4.44             4.37           4.26           4.00
101.34375                  4.54             4.51            4.47            4.43             4.36           4.24           3.98

Mod Durn                   3.29             3.06            2.85            2.67             2.42           2.07           1.56
WAL                        3.88             3.58            3.30            3.06             2.74           2.30           1.68
Principal Window  Nov04 - Apr19    Nov04 - Apr19   Nov04 - Apr19   Nov04 - Apr19    Nov04 - Apr19  Nov04 - Apr19  Nov04 - May11

SURF 04-AA1_COMPMAT - PRICE/YIELD - 2A1                                  TO CALL

Balance      $15,106,000.00          Delay                   24   WAC(2)    6.187840513     WAM(2)   352
Coupon                  5.5          Dated              10/1/04   NET(2)       5.937841    WALA(2)     6
Settle             10/27/04          First Payment     11/25/04

 PREPAY              80 PPC          90 PPC          100 PPC         110 PPC          125 PPC        150 PPC        200 PPC
  PRICE               YIELD           YIELD           YIELD           YIELD            YIELD          YIELD          YIELD
---------         -------------   -------------   -------------   -------------    -------------  -------------  -------------
99.31250                   5.61            5.61            5.61            5.62             5.62           5.63           5.65
99.37500                   5.60            5.60            5.60            5.60             5.61           5.61           5.63
99.43750                   5.59            5.59            5.59            5.59             5.60           5.60           5.62
99.50000                   5.58            5.58            5.58            5.58             5.59           5.59           5.60
99.56250                   5.57            5.57            5.57            5.57             5.58           5.58           5.58
99.62500                   5.56            5.56            5.56            5.56             5.56           5.57           5.57
99.68750                   5.56            5.56            5.56            5.55             5.55           5.55           5.55
99.75000                   5.55            5.55            5.55            5.54             5.54           5.54           5.53
99.81250                   5.54            5.54            5.54            5.53             5.53           5.53           5.52
99.87500                   5.53            5.53            5.53            5.52             5.52           5.52           5.50
99.93750                   5.52            5.52            5.52            5.51             5.51           5.50           5.48
100.00000                  5.51            5.51            5.51            5.50             5.50           5.49           5.47
100.06250                  5.50            5.50            5.50            5.49             5.49           5.48           5.45
100.12500                  5.50            5.49            5.49            5.48             5.48           5.47           5.43
100.18750                  5.49            5.48            5.48            5.47             5.47           5.45           5.42
100.25000                  5.48            5.47            5.47            5.46             5.46           5.44           5.40
100.31250                  5.47            5.46            5.46            5.45             5.45           5.43           5.38
100.37500                  5.46            5.46            5.45            5.44             5.43           5.42           5.37
100.43750                  5.45            5.45            5.44            5.43             5.42           5.40           5.35
100.50000                  5.44            5.44            5.43            5.42             5.41           5.39           5.34
100.56250                  5.44            5.43            5.42            5.42             5.40           5.38           5.32
100.62500                  5.43            5.42            5.41            5.41             5.39           5.37           5.30
100.68750                  5.42            5.41            5.40            5.40             5.38           5.36           5.29
100.75000                  5.41            5.40            5.39            5.39             5.37           5.34           5.27
100.81250                  5.40            5.39            5.38            5.38             5.36           5.33           5.25
100.87500                  5.39            5.38            5.38            5.37             5.35           5.32           5.24
100.93750                  5.38            5.37            5.37            5.36             5.34           5.31           5.22
101.00000                  5.38            5.37            5.36            5.35             5.33           5.30           5.21
101.06250                  5.37            5.36            5.35            5.34             5.32           5.28           5.19
101.12500                  5.36            5.35            5.34            5.33             5.31           5.27           5.17
101.18750                  5.35            5.34            5.33            5.32             5.30           5.26           5.16

Mod Durn                   7.21            6.87            6.55            6.23             5.75           5.06           3.79
WAL                        9.59            8.96            8.42            7.89             7.13           6.10           4.36
Principal Window  Nov09 - Apr16   Nov09 - Feb15   Nov09 - Mar14   Nov09 - May13    Nov09 - Apr12  Nov09 - Jan11  Sep08 - Apr09

SURF 04-AA1_COMPMAT - PRICE/YIELD - 2A1                              TO MATURITY

Balance      $15,106,000.00     Delay                   24        WAC(2)    6.187840513   WAM(2)  352
Coupon                  5.5     Dated              10/1/04        NET(2)       5.937841  WALA(2)    6
Settle             10/27/04     First Payment     11/25/04

 PREPAY              80 PPC           90 PPC          100 PPC        110 PPC         125 PPC        150 PPC        200 PPC
  PRICE               YIELD            YIELD           YIELD          YIELD           YIELD          YIELD          YIELD
---------         -------------    -------------   -------------  -------------   -------------  -------------  -------------
99.31250                   5.60             5.61            5.61           5.61            5.61           5.62           5.64
99.37500                   5.60             5.60            5.60           5.60            5.60           5.61           5.63
99.43750                   5.59             5.59            5.59           5.59            5.59           5.60           5.61
99.50000                   5.58             5.58            5.58           5.58            5.58           5.59           5.60
99.56250                   5.57             5.57            5.57           5.57            5.57           5.58           5.58
99.62500                   5.56             5.56            5.56           5.56            5.56           5.56           5.57
99.68750                   5.56             5.56            5.56           5.56            5.56           5.55           5.55
99.75000                   5.55             5.55            5.55           5.55            5.55           5.54           5.54
99.81250                   5.54             5.54            5.54           5.54            5.54           5.53           5.52
99.87500                   5.53             5.53            5.53           5.53            5.53           5.52           5.50
99.93750                   5.53             5.52            5.52           5.52            5.52           5.51           5.49
100.00000                  5.52             5.52            5.51           5.51            5.51           5.50           5.47
100.06250                  5.51             5.51            5.51           5.50            5.50           5.49           5.46
100.12500                  5.50             5.50            5.50           5.50            5.49           5.48           5.44
100.18750                  5.49             5.49            5.49           5.49            5.48           5.47           5.43
100.25000                  5.49             5.48            5.48           5.48            5.48           5.46           5.41
100.31250                  5.48             5.48            5.47           5.47            5.47           5.45           5.40
100.37500                  5.47             5.47            5.46           5.46            5.46           5.44           5.38
100.43750                  5.46             5.46            5.46           5.45            5.45           5.43           5.37
100.50000                  5.45             5.45            5.45           5.45            5.44           5.42           5.35
100.56250                  5.45             5.44            5.44           5.44            5.43           5.41           5.34
100.62500                  5.44             5.44            5.43           5.43            5.42           5.40           5.32
100.68750                  5.43             5.43            5.42           5.42            5.41           5.39           5.31
100.75000                  5.42             5.42            5.42           5.41            5.41           5.38           5.29
100.81250                  5.42             5.41            5.41           5.40            5.40           5.37           5.28
100.87500                  5.41             5.40            5.40           5.39            5.39           5.36           5.26
100.93750                  5.40             5.40            5.39           5.39            5.38           5.35           5.25
101.00000                  5.39             5.39            5.38           5.38            5.37           5.34           5.23
101.06250                  5.38             5.38            5.37           5.37            5.36           5.33           5.22
101.12500                  5.38             5.37            5.37           5.36            5.35           5.32           5.21
101.18750                  5.37             5.36            5.36           5.35            5.34           5.31           5.19

Mod Durn                   7.94             7.71            7.50           7.31            7.04           5.96           4.13
WAL                       11.27            10.78           10.35           9.97            9.46           7.57           4.83
Principal Window  Nov09 - Jun34    Nov09 - Jun34   Nov09 - Jun34  Nov09 - Jun34   Nov09 - Jun34  Nov09 - Jun34  Sep08 - May11

SURF 04-AA1_COMPMAT - PRICE/YIELD - 2A2                                  TO CALL

Balance      $130,952,000.00    Delay                 24   WAC(2)    6.187840513     WAM(2)   352
Coupon                   5.5    Dated            10/1/04   NET(2)       5.937841    WALA(2)     6
Settle              10/27/04    First Payment   11/25/04

 PREPAY              80 PPC          90 PPC          100 PPC          110 PPC         125 PPC        150 PPC        200 PPC
  PRICE               YIELD           YIELD           YIELD            YIELD           YIELD          YIELD          YIELD
---------         -------------   -------------   -------------    -------------   -------------  -------------  -------------
100.06250                  5.43            5.41            5.39             5.38            5.35           5.31           5.22
100.12500                  5.41            5.39            5.37             5.35            5.32           5.27           5.17
100.18750                  5.39            5.37            5.34             5.32            5.29           5.23           5.12
100.25000                  5.37            5.34            5.32             5.29            5.26           5.20           5.07
100.31250                  5.35            5.32            5.29             5.27            5.23           5.16           5.02
100.37500                  5.33            5.30            5.27             5.24            5.20           5.12           4.97
100.43750                  5.31            5.28            5.25             5.21            5.16           5.09           4.92
100.50000                  5.29            5.25            5.22             5.19            5.13           5.05           4.87
100.56250                  5.27            5.23            5.20             5.16            5.10           5.01           4.82
100.62500                  5.25            5.21            5.17             5.13            5.07           4.98           4.77
100.68750                  5.23            5.19            5.15             5.10            5.04           4.94           4.72
100.75000                  5.21            5.17            5.12             5.08            5.01           4.90           4.67
100.81250                  5.19            5.14            5.10             5.05            4.98           4.87           4.62
100.87500                  5.17            5.12            5.07             5.02            4.95           4.83           4.57
100.93750                  5.15            5.10            5.05             5.00            4.92           4.79           4.53
101.00000                  5.13            5.08            5.03             4.97            4.89           4.76           4.48
101.06250                  5.11            5.06            5.00             4.94            4.86           4.72           4.43
101.12500                  5.09            5.03            4.98             4.92            4.83           4.68           4.38
101.18750                  5.07            5.01            4.95             4.89            4.80           4.65           4.33
101.25000                  5.05            4.99            4.93             4.86            4.77           4.61           4.28
101.31250                  5.03            4.97            4.90             4.84            4.74           4.57           4.23
101.37500                  5.01            4.95            4.88             4.81            4.71           4.54           4.18
101.43750                  4.99            4.93            4.86             4.78            4.68           4.50           4.13
101.50000                  4.97            4.90            4.83             4.76            4.65           4.47           4.08
101.56250                  4.95            4.88            4.81             4.73            4.62           4.43           4.04
101.62500                  4.94            4.86            4.78             4.70            4.59           4.39           3.99
101.68750                  4.92            4.84            4.76             4.68            4.56           4.36           3.94
101.75000                  4.90            4.82            4.74             4.65            4.53           4.32           3.89
101.81250                  4.88            4.80            4.71             4.62            4.50           4.28           3.84
101.87500                  4.86            4.77            4.69             4.60            4.47           4.25           3.79
101.93750                  4.84            4.75            4.66             4.57            4.44           4.21           3.75

Mod Durn                   3.15            2.81            2.54             2.30            2.03           1.69           1.26
WAL                        3.74            3.27            2.90             2.60            2.25           1.84           1.34
Principal Window  Nov04 - Apr16   Nov04 - Feb15   Nov04 - Mar14    Nov04 - Oct12   Nov04 - Mar11  Nov04 - Sep09  Nov04 - Apr08

SURF 04-AA1_COMPMAT - PRICE/YIELD - 2A2                              TO MATURITY

Balance       $130,952,000.00   Delay                   24       WAC(2)     6.187840513    WAM(2)  352
Coupon                    5.5   Dated              10/1/04       NET(2)        5.937841   WALA(2)    6
Settle               10/27/04   First Payment     11/25/04

 PREPAY              80 PPC           90 PPC          100 PPC         110 PPC          125 PPC        150 PPC        200 PPC
  PRICE               YIELD           YIELD            YIELD           YIELD            YIELD          YIELD          YIELD
---------         -------------    -------------   -------------   -------------    -------------  -------------  -------------
100.06250                  5.43             5.41            5.39            5.38             5.35           5.31           5.22
100.12500                  5.41             5.39            5.37            5.35             5.32           5.27           5.17
100.18750                  5.39             5.37            5.34            5.32             5.29           5.23           5.12
100.25000                  5.37             5.34            5.32            5.29             5.26           5.20           5.07
100.31250                  5.35             5.32            5.29            5.27             5.23           5.16           5.02
100.37500                  5.33             5.30            5.27            5.24             5.20           5.12           4.97
100.43750                  5.31             5.28            5.25            5.21             5.16           5.09           4.92
100.50000                  5.29             5.26            5.22            5.19             5.13           5.05           4.87
100.56250                  5.27             5.23            5.20            5.16             5.10           5.01           4.82
100.62500                  5.25             5.21            5.17            5.13             5.07           4.98           4.77
100.68750                  5.23             5.19            5.15            5.10             5.04           4.94           4.72
100.75000                  5.21             5.17            5.12            5.08             5.01           4.90           4.67
100.81250                  5.19             5.15            5.10            5.05             4.98           4.87           4.62
100.87500                  5.17             5.12            5.07            5.02             4.95           4.83           4.57
100.93750                  5.15             5.10            5.05            5.00             4.92           4.79           4.53
101.00000                  5.13             5.08            5.03            4.97             4.89           4.76           4.48
101.06250                  5.11             5.06            5.00            4.94             4.86           4.72           4.43
101.12500                  5.09             5.04            4.98            4.92             4.83           4.68           4.38
101.18750                  5.07             5.01            4.95            4.89             4.80           4.65           4.33
101.25000                  5.06             4.99            4.93            4.86             4.77           4.61           4.28
101.31250                  5.04             4.97            4.90            4.84             4.74           4.57           4.23
101.37500                  5.02             4.95            4.88            4.81             4.71           4.54           4.18
101.43750                  5.00             4.93            4.86            4.78             4.68           4.50           4.13
101.50000                  4.98             4.91            4.83            4.76             4.65           4.47           4.08
101.56250                  4.96             4.88            4.81            4.73             4.62           4.43           4.04
101.62500                  4.94             4.86            4.78            4.70             4.59           4.39           3.99
101.68750                  4.92             4.84            4.76            4.68             4.56           4.36           3.94
101.75000                  4.90             4.82            4.74            4.65             4.53           4.32           3.89
101.81250                  4.88             4.80            4.71            4.62             4.50           4.28           3.84
101.87500                  4.86             4.78            4.69            4.60             4.47           4.25           3.79
101.93750                  4.84             4.76            4.66            4.57             4.44           4.21           3.75

Mod Durn                   3.17             2.82            2.54            2.30             2.03           1.69           1.26
WAL                        3.78             3.29            2.90            2.60             2.25           1.84           1.34
Principal Window  Nov04 - Mar19    Nov04 - Dec16   Nov04 - Oct14   Nov04 - Oct12    Nov04 - Mar11  Nov04 - Sep09  Nov04 - Apr08

SURF 04-AA1_COMPMAT - PRICE/YIELD - 2A3                                  TO CALL

Balance       $5,000,000.00     Delay                 24        WAC(2)    6.187840513    WAM(2)  352
Coupon                  5.5     Dated            10/1/04        NET(2)       5.937841   WALA(2)    6
Settle             10/27/04     First Payment   11/25/04

 PREPAY              80 PPC          90 PPC           100 PPC          110 PPC         125 PPC        150 PPC        200 PPC
 PRICE                YIELD           YIELD            YIELD            YIELD           YIELD          YIELD          YIELD
--------          -------------   -------------    -------------    -------------   -------------  -------------  -------------
94.62500                   6.19            6.24             6.28             6.34            6.47           6.73           7.15
94.75000                   6.17            6.22             6.27             6.32            6.44           6.70           7.11
94.87500                   6.15            6.20             6.25             6.30            6.42           6.67           7.07
95.00000                   6.14            6.18             6.23             6.28            6.40           6.64           7.03
95.12500                   6.12            6.17             6.21             6.26            6.38           6.61           6.99
95.25000                   6.11            6.15             6.19             6.24            6.35           6.58           6.95
95.37500                   6.09            6.13             6.17             6.22            6.33           6.55           6.91
95.50000                   6.07            6.12             6.16             6.20            6.31           6.52           6.87
95.62500                   6.06            6.10             6.14             6.18            6.28           6.49           6.83
95.75000                   6.04            6.08             6.12             6.16            6.26           6.46           6.79
95.87500                   6.03            6.06             6.10             6.14            6.24           6.43           6.75
96.00000                   6.01            6.05             6.08             6.12            6.21           6.40           6.71
96.12500                   6.00            6.03             6.06             6.10            6.19           6.37           6.67
96.25000                   5.98            6.01             6.05             6.08            6.17           6.34           6.63
96.37500                   5.96            6.00             6.03             6.06            6.15           6.31           6.59
96.50000                   5.95            5.98             6.01             6.05            6.12           6.28           6.55
96.62500                   5.93            5.96             5.99             6.03            6.10           6.25           6.51
96.75000                   5.92            5.95             5.97             6.01            6.08           6.22           6.47
96.87500                   5.90            5.93             5.95             5.99            6.05           6.20           6.43
97.00000                   5.89            5.91             5.94             5.97            6.03           6.17           6.39
97.12500                   5.87            5.89             5.92             5.95            6.01           6.14           6.35
97.25000                   5.85            5.88             5.90             5.93            5.99           6.11           6.31
97.37500                   5.84            5.86             5.88             5.91            5.96           6.08           6.27
97.50000                   5.82            5.84             5.87             5.89            5.94           6.05           6.23
97.62500                   5.81            5.83             5.85             5.87            5.92           6.02           6.19
97.75000                   5.79            5.81             5.83             5.85            5.90           5.99           6.15
97.87500                   5.78            5.79             5.81             5.83            5.87           5.96           6.11
98.00000                   5.76            5.78             5.79             5.81            5.85           5.93           6.07
98.12500                   5.75            5.76             5.78             5.79            5.83           5.91           6.03
98.25000                   5.73            5.74             5.76             5.77            5.81           5.88           5.99
98.37500                   5.72            5.73             5.74             5.75            5.79           5.85           5.95
Mod Durn                   8.24            7.62             7.11             6.58            5.67           4.41           3.23
WAL                       11.49           10.33             9.41             8.52            7.07           5.24           3.68
Principal Window  Apr16 - Apr16   Feb15 - Feb15    Mar14 - Mar14    Oct12 - May13   Mar11 - Apr12  Sep09 - Jun10  Apr08 - Sep08

SURF 04-AA1_COMPMAT - PRICE/YIELD - 2A3                              TO MATURITY

Balance       $5,000,000.00     Delay                 24        WAC(2)    6.187840513    WAM(2)  352
Coupon                  5.5     Dated            10/1/04        NET(2)       5.937841   WALA(2)    6
Settle             10/27/04     First Payment   11/25/04

 PREPAY              80 PPC          90 PPC         100 PPC         110 PPC        125 PPC        150 PPC        200 PPC
 PRICE                YIELD           YIELD          YIELD           YIELD          YIELD          YIELD          YIELD
--------          -------------   -------------  -------------   -------------  -------------  -------------  -------------
94.62500                   6.03            6.07           6.12            6.21           6.45           6.73           7.15
94.75000                   6.01            6.05           6.11            6.20           6.43           6.70           7.11
94.87500                   6.00            6.04           6.09            6.18           6.40           6.67           7.07
95.00000                   5.99            6.03           6.08            6.16           6.38           6.64           7.03
95.12500                   5.98            6.01           6.06            6.15           6.36           6.61           6.99
95.25000                   5.97            6.00           6.05            6.13           6.34           6.58           6.95
95.37500                   5.96            5.99           6.04            6.11           6.31           6.55           6.91
95.50000                   5.94            5.98           6.02            6.10           6.29           6.52           6.87
95.62500                   5.93            5.96           6.01            6.08           6.27           6.49           6.83
95.75000                   5.92            5.95           5.99            6.06           6.25           6.46           6.79
95.87500                   5.91            5.94           5.98            6.05           6.22           6.43           6.75
96.00000                   5.90            5.92           5.96            6.03           6.20           6.40           6.71
96.12500                   5.88            5.91           5.95            6.01           6.18           6.37           6.67
96.25000                   5.87            5.90           5.94            6.00           6.16           6.34           6.63
96.37500                   5.86            5.89           5.92            5.98           6.13           6.31           6.59
96.50000                   5.85            5.87           5.91            5.96           6.11           6.28           6.55
96.62500                   5.84            5.86           5.89            5.95           6.09           6.25           6.51
96.75000                   5.83            5.85           5.88            5.93           6.07           6.22           6.47
96.87500                   5.81            5.84           5.87            5.92           6.04           6.20           6.43
97.00000                   5.80            5.82           5.85            5.90           6.02           6.17           6.39
97.12500                   5.79            5.81           5.84            5.88           6.00           6.14           6.35
97.25000                   5.78            5.80           5.82            5.87           5.98           6.11           6.31
97.37500                   5.77            5.79           5.81            5.85           5.96           6.08           6.27
97.50000                   5.76            5.77           5.80            5.83           5.93           6.05           6.23
97.62500                   5.75            5.76           5.78            5.82           5.91           6.02           6.19
97.75000                   5.73            5.75           5.77            5.80           5.89           5.99           6.15
97.87500                   5.72            5.74           5.76            5.79           5.87           5.96           6.11
98.00000                   5.71            5.72           5.74            5.77           5.85           5.93           6.07
98.12500                   5.70            5.71           5.73            5.75           5.82           5.91           6.03
98.25000                   5.69            5.70           5.71            5.74           5.80           5.88           5.99
98.37500                   5.68            5.69           5.70            5.72           5.78           5.85           5.95
Mod Durn                  11.06           10.19           9.17            7.90           5.79           4.41           3.23
WAL                       18.45           16.14          13.76           11.15           7.26           5.24           3.68
Principal Window  Mar19 - Jun34   Dec16 - Jun34  Oct14 - Jun34   Oct12 - Jun34  Mar11 - Jun34  Sep09 - Jun10  Apr08 - Sep08